Form 10-K, Exhibit 13
period 2006-12-31
World Monitor Trust III - Series J
filed 2007-04-02
CIK 1345991

WORLD MONITOR TRUST III — SERIES J

ANNUAL REPORT

December 31, 2006

WORLD MONITOR TRUST III—SERIES J

The financial statements are comprised of Section I, containing the financial statements of World Monitor Trust III — Series J as of December 31, 2006 and 2005, and for year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005, and Sections II, III and IV containing the financial statements of WMT III Series G/J Trading Vehicle LLC, WMT III Series H/J Trading Vehicle LLC and WMT III Series I/J Trading Vehicle LLC, respectively, as of December 31, 2006 and 2005 and for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005.

SECTION I

Report of Independent Registered Public Accounting Firm — Deloitte & Touche LLP	1

Financial Statements

Statements of Financial Condition	2

Statements of Operations	3

Statements of Changes in Unitholders’ Capital	4

Notes to Financial Statements	5-13

SECTION II

Financial statements of WMT III Series G/J Trading Vehicle LLC as of December 31, 2006 and 2005 and for the year ended December 31, 2006 and the period December 1, 2005

(commencement of operations) to December 31, 2005.

SECTION III

Financial statements of WMT III Series H/J Trading Vehicle LLC as of December 31, 2006 and 2005 and for the year ended December 31, 2006 and the period December 1, 2005

(commencement of operations) to December 31, 2005.

SECTION IV

Financial statements of WMT III Series I/J Trading Vehicle LLC as of December 31, 2006 and 2005 and for the year ended December 31, 2006 and the period December 1, 2005

(commencement of operations) to December 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Owner and Unitholders of

World Monitor Trust III – Series J

We have audited the accompanying statement of financial condition of World Monitor Trust III – Series J (the “Series”) as of December 31, 2006 and 2005, and the related statements of operations and changes in unitholders’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. These financial statements are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Series is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Monitor Trust III – Series J at December 31, 2006 and 2005, and the results of its operations and changes in its unitholders’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

March 28, 2007

WORLD MONITOR TRUST III – SERIES J

STATEMENTS OF FINANCIAL CONDITION

December 31, 2006 and 2005

	2006	2005
ASSETS
Cash	$3,233,624	$7,687,671
Investment in WMT III Series G/J Trading Vehicle LLC (34.60% and 33.21% of net asset value, respectively)	23,263,074	10,034,305
Investment in WMT III Series H/J Trading Vehicle LLC (33.05% and 33.61% of net asset value, respectively)	22,215,588	10,152,980
Investment in WMT III Series I/J Trading Vehicle LLC (35.68% and 33.18% of net asset value, respectively)	23,990,192	10,028,449
Accounts receivable—net	15,622
Interest receivable	2,032	11,918

Total assets	$72,720,132	$37,915,323

LIABILITIES
Accrued expense	$122,485	$72,896
Service fees payable	26	51,707
Sales commission payable	13	25,854
Management fee payable	7	12,927
Offering costs payable	7	12,927
Redemptions payable	2,419,722	0
Subscriptions received in advance	2,949,731	7,528,060

Total liabilities	5,491,991	7,704,371

UNITHOLDERS’CAPITAL
Class I Units:
Unitholders’—644,120.100 and 307,154.431 units outstanding, respectively	63,250,863	29,910,054
Managing Owners Interests—7,198.711 and 3,090.000 units outstanding, respectively	706,894	300,898
Class II Units:
Unitholders’—33,473.100 and 0.000 units outstanding, respectively	3,237,331	0
Managing Owners Interests—341.756 and 0.000 units outstanding, respectively	33,053	0

Total unitholders’ capital	67,228,141	30,210,952

Total liabilities and unitholders’ capital	$72,720,132	$37,915,323

NET ASSET VALUE PER UNIT
Class I	$98.20	$97.38

Class II	$96.71

See accompanying notes.

WORLD MONITOR TRUST III – SERIES J

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006 and the

Period December 1, 2005 (commencement of operations) to December 31, 2005

	2006	2005
NET GAIN (LOSS) ALLOCATED FROM TRADING VEHICLES:
REVENUES
Realized	$(802,385)	$(456,079)
Change in unrealized	3,079,191	(277,227)
Interest income	2,478,159	97,179

Total revenues (losses)	4,754,965	(636,127)

EXPENSES
Brokerage commissions	359,836	27,219
Advisor fee	1,426,762	63,136
Advisor incentive fee	594,086	0
Operating expenses	161,878	82,227

Total expenses	2,542,562	172,582

NET GAIN (LOSS) ALLOCATED FROM TRADING VEHICLES	2,212,403	(808,709)

NET GAIN (LOSS) FROM SERIES OPERATIONS:
REVENUE
Interest income	127,391	171,529

EXPENSES
Management fee	283,430	12,927
Service fee	1,105,257	51,707
Sales commission	566,859	25,854
Operating expenses	263,543	72,896

Total expenses	2,219,089	163,384

NET GAIN (LOSS) FROM SERIES OPERATIONS	(2,091,698)	8,145

NET GAIN (LOSS)	$120,705	$(800,564)

NET GAIN (LOSS) PER WEIGHTED AVERAGE UNITHOLDER AND MANAGING OWNER UNIT
Net loss per weighted average Unitholder and Managing Owner Unit
Class I	$0.32	$(2.58)

Class II	$(2.52)

Weighted average number of Units outstanding—Class I	540,098	310,244

Weighted average number of Units outstanding—Class II	19,729

See accompanying notes.

WORLD MONITOR TRUST III — SERIES J

STATEMENTS OF CHANGES IN UNITHOLDERS’ CAPITAL

For the Year ended December 31, 2006 and the

Period December 1, 2005 (commencement of operations) to December 31, 2005

	Class I				Class II
	Unitholders		Managing Owner Interests		Unitholders		Managing Owner Interests		Total
	Units	Amount	Units	Amount	Units	Amount	Units	Amount	Units	Amount
Balance at December 1, 2005 (commencement of operations)	—	$0	—	$0	—	$0	—	$0	—	$0
Additions	307,154.431	30,715,443	3,090.000	309,000	—	0	—	0	310,244.431	31,024,443
Net (Loss)	—	(792,590)	—	(7,974)	—	0	—	0	—	(800,564)
Offering costs	—	(12,799)	—	(128)	—	0	—	0	—	(12,927)

Unitholders’ capital at December 31, 2005	307,154.431	29,910,054	3,090.000	300,898	—	—	—	—	310,244.431	30,210,952
Additions	434,723.968	42,941,203	4,119.073	407,427	35,721.176	3,504,750	341.756	33,644	474,905.973	46,887,024
Redemptions	(97,114.013)	(9,431,045)	(10.362)	(1,000)	(2,248.076)	(211,202)	—	0	(99,372.451)	(9,643,247)
Exchanges	(644.286)	(62,328)	—	0	—	—	—	0	(644.286)	(62,328)
Net Gain	—	168,017	—	2,381	—	(49,175)	—	(518)	—	120,705
Offering costs	—	(275,038)	—	(2,812)	—	(7,042)	—	(73)	—	(284,965)

Balance at December 31, 2006	644,120.100	$63,250,863	7,198.711	$706,894	33,473.100	$3,237,331	341.756	$33,053	685,133.666	$67,228,141

See accompanying notes.

WORLD MONITOR TRUST III — SERIES J

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

Each Series is initially divided into two classes: Class I Units and Class II Units. The Class I, and Class II Units are identical except for the applicable service fee charged to each Class.

Effective December 1, 2005, Series J allocated its net assets equally to WMT III Series G/J Trading Vehicle LLC (whose sole members are Series G and Series J), WMT III Series H/J Trading Vehicle LLC (whose sole members are Series H, Series J and Futures Strategic Trust) and WMT III Series I/J Trading Vehicle LLC (whose sole members are Series I and Series J) (collectively, the “Trading Vehicles”) and received a Voting Membership Interest in each Trading Vehicle. The Trading Vehicles were each formed to function as an aggregate trading vehicle. Preferred Investment Solutions Corp. is the Managing Owner of all Series and Futures Strategic Trust, and has been delegated administrative authority over the operations of the Trading Vehicles. The Trading Vehicles engage in the speculative trading of futures contracts, options on futures contracts and forward currency contracts. The financial statements of the Trading Vehicles, including the condensed schedules of investments, are included in Sections II, III and IV of these financial statements and should be used in conjunction with Series J’s financial statements.

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

WORLD MONITOR TRUST III — SERIES J

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

Units owned in one series of the Trust (Series G, H, I and J) may be exchanged, without any charge, for Units of one or more other Series on a monthly basis for as long as Units in those Series are being offered to the public. Exchanges are made at the applicable Series’ then current net asset value per Unit as of the close of business on the last day of the month in which the exchange request is effected. The exchange of Units is treated as redemption of Units in one Series (with the related tax consequences) and the simultaneous purchase of Units in the other Series. Future redemptions and exchanges will impact the amount of funds available for investment in the Trading Vehicles in subsequent periods.

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

WORLD MONITOR TRUST III — SERIES J

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A.	Basis of Accounting (Continued)

Series J has elected not to provide a Statement of Cash Flows as permitted by Statement of Financial Accounting Standards No. 102, “Statement of Cash Flows — Exemption of Certain Enterprises and Classification of Cash Flows from Certain Securities Acquired for Resale.” Consistent with standard business practices in the normal course of business, Series J has provided general indemnifications to the Managing Owner, and others when they act, in good faith, in the best interests of Series J. Series J is unable to develop an estimate of the maximum potential amount of future payments that could potentially result from any hypothetical future claim, but expects the risk of having to make any payments under these general business indemnifications to be remote.

The SEC Staff Accounting Bulletin 108 (“SAB 108”) “Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements”, which provides guidance on quantifying and evaluating the materiality of unrecorded misstatements. It is effective for the first annual period ending after November 15, 2006. Preferred as Managing Owner of Series J has evaluated the impact, if any, the implementation of SAB 108 may have on its financial statements. In Preferred’s opinion, no material unrecorded misstatements are in existence as of December 31, 2006.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that Series J recognize in its financial statements the impact of a tax position, if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. Preferred as Managing Owner of Series J has evaluated the impact of adopting FIN 48 on Series J’s financial statements. In Preferred’s opinion as of December 31, 2006, FIN 48 has no material impact on Series J, as Series J’s tax position is based on established tax precedence for the tax treatment of investment partnerships as flow through tax entities.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. Series J is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to Series J’s financial statements has not been determined.

Cash represents amounts deposited with clearing brokers and banks, a portion of which are restricted for purposes of meeting margin requirements, which typically range from 0% to 35% of the notional amounts of the derivatives traded. Series J receives interest on all cash balances held by the clearing brokers at prevailing rates.

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

WORLD MONITOR TRUST III — SERIES J

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

Initial offering costs (exclusive of the initial selling fee), totaling $1,450,801, were advanced by the Managing Owner. Such initial offering expenses will be reimbursed by each Series, without interest, in 36 monthly payments during each of the first 36 months of the continuous offering period. The amount of initial offering costs that each Series will reimburse the Managing Owner is equal to each Series percentage of total Trust net asset value at the beginning of each month. In no event shall the Managing Owner be entitled to reimbursement for such expenses in an aggregate amount in excess of 2.5% of the aggregate amount of all subscriptions accepted by the Trust during the Initial Offering Period and the first 36 months of the continuous offering period.

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

In no event shall the amount of any payment in any month for reimbursement of initial and ongoing offering costs exceed 0.50% per annum of the Net Asset Value of the Trust as of the beginning of such month. The amount of monthly reimbursement due to the Managing Owner is charged directly to unitholders’ capital. During the period December 1, 2005 (commencement of operations) to December 31, 2005 and the period January 1, 2006 to December 31, 2006, Series J’s calculated offering costs reimbursement exceeded 0.50% per annum of the Net Asset Value of Series J. Series J was only liable for the amount up to the 0.50% per annum limitation.

WORLD MONITOR TRUST III — SERIES J

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Offering Costs (Continued)

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

Note 4. SERVICE FEES AND SALES COMMISSIONS

Series J pays a service fee with respect to Class I Units, monthly in arrears, equal to 1/12 of 2% (2% per annum) of the Net Asset Value per unit of the outstanding Class I Units as of the beginning of the month. The service fee is paid directly by the Registrant to the Selling Agent, Kenmar Securities, Inc., an affiliate of the Managing Owner. The Selling Agent is responsible for paying all commissions owing to the correspondent selling agents, who are entitled to receive from the Selling Agent an initial commission equal to 2% of the initial Net Asset Value per Unit of each Class I Unit sold by them, payable on the date such Class I Units are purchased. Commencing with the 13th month after the purchase of a Class I Unit, the correspondent selling agent receives an ongoing monthly commission equal to 1/12th of 2% (2% per annum) of the Net Asset Value per Class I Unit as of the beginning of each month of the Class I Units sold by them.

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

WORLD MONITOR TRUST III — SERIES J

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 6. OPERATING EXPENSES

Operating Expenses of Series J are paid for by Series J.

Note 7. INVESTMENTS IN TRADING VEHICLES

Effective December 1, 2005, Series J invested a substantial portion of its assets in the Trading Vehicles. Series J’s investments in WMT III Series G/J Trading Vehicle LLC, WMT III Series H/J Trading Vehicle LLC and WMT III Series I/J Trading Vehicle LLC represent approximately 91.80%, 76.38% and 98.92% of the net asset value of each Trading Vehicle at December 31, 2006. Series J’s investments in WMT III Series G/J Trading Vehicle LLC, WMT III Series H/J Trading Vehicle LLC and WMT III Series I/J Trading Vehicle LLC represent approximately 95.17% of the net asset value of each Trading Vehicle at December 31, 2005, respectively. The investments in the Trading Vehicles are subject to the Organization Agreements of the Trading Vehicles.

Summarized information for these investments are as follows:

	Net Asset Value Dec 1, 2005	Investments	(Loss)	Redemp- tions	Net Asset Value Dec 31, 2005	Investments	Gain (Loss)	Redemp- tions	Net Asset Value Dec 31, 2006
WMT III Series G/J
Trading Vehicle LLC	$—	$10,341,481	$(307,176)	$—	$10,034,305	$12,678,627	$1,396,052	$(845,910)	$23,263,074
WMT III Series H/J
Trading Vehicle LLC	$—	$10,341,481	$(188,501)	$—	$10,152,980	$14,310,775	$(1,228,329)	$(1,019,838)	$22,215,588
WMT III Series I/J
Trading Vehicle LLC	$—	$10,341,481	$(313,032)	$—	$10,028,449	$14,107,479	$2,044,680	$(2,190,416)	$23,990,192

	$—	$31,024,443	$(808,709)	$—	$30,215,734	$41,096,881	$2,212,403	$(4,056,164)	$69,468,854

Series J’s proportionate share of the income and expenses of the Trading Vehicles for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005 is as follows:

WORLD MONITOR TRUST III — SERIES J

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 7. INVESTMENTS IN TRADING VEHICLES (CONTINUED)

2006	WMT III Series G/J Trading Vehicle LLC	WMT III Series H/J Trading Vehicle LLC	WMT III Series I/J Trading Vehicle LLC	Total
Realized trading gains (losses)	$665,414	$(1,913,244)	$445,445	$(802,385)
Change in unrealized trading gains (losses)	656,912	779,800	1,642,479	3,079,191
Brokerage commissions	(124,796)	(71,312)	(163,728)	(359,836)
Interest income	837,876	816,136	824,147	2,478,159
Incentive fees	(106,937)	(225,472)	(261,677)	(594,086)
Management fee	(478,221)	(562,588)	(385,953)	(1,426,762)
Operating expenses	(54,196)	(51,649)	(56,033)	(161,878)

	$1,396,052	$(1,228,329)	$2,044,680	$2,212,403

December 1—31, 2005
Realized trading gains (losses)	$(413,082)	$153,482	$(196,479)	$(456,079)
Change in unrealized trading gains (losses)	129,100	(312,647)	(93,680)	(277,227)
Brokerage commissions	(6,648)	(9,153)	(11,418)	(27,219)
Interest income	31,811	32,672	32,696	97,179
Management fee	(20,948)	(25,446)	(16,742)	(63,136)
Operating expenses	(27,409)	(27,409)	(27,409)	(82,227)

	$(307,176)	$(188,501)	$(313,032)	$(808,709)

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

WORLD MONITOR TRUST III — SERIES J

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note9. FINANCIAL HIGHLIGHTS

The following information presents per unit operating performance data and other supplemental financial data for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. This information has been derived from information presented in the financial statements.

Per Unit Performance (for a unit outstanding throughout the entire period)	Class I		Class II
	2006 (6)	2005 (7)	2006 (8)
Net asset value per unit, beginning of the year/period	$97.38	$100.00	$100.00

Gain (loss) from operations: (3)
Net realized and change in unrealized gain (loss) (1)	5.32	(2.36)	(2.89)
Interest income (1)	4.69	0.86	3.74
Expenses (1)	(8.68)	(1.08)	(3.78)

Total gain (loss) from operations	1.33	(2.58)	(2.93)

Offering costs (1)	(0.51)	(0.04)	(0.36)

Net increase/(decrease) for the year/period	0.82	(2.62)	(3.29)

Net asset value per unit, end of the year/period	$98.20	$97.38	$96.71

Total Return (5)
Total return before incentive fee	1.96%	(2.62)%	(3.29)%
Incentive fee	(1.12)%	0.00%	0.00%

Total return after incentive fee	0.84%	(2.62)%	(3.29)%

Supplemental Data
Ratios to average net asset value: (3)
Net investment (loss) before incentive fee (2)	(2.94)%	(2.60)%	(0.06)%
Incentive fee (5)	(1.12)%	0.00%	0.00%

Net investment (loss) after incentive fee	(4.06)%	(2.60)%	(0.06)%

Interest income	4.76%	10.39%	5.86%

Incentive fees (5)	1.12%	0.00%	0.00%
Other expenses (4)	7.70%	12.99%	5.92%

Total expenses	8.82%	12.99%	5.92%

Total returns are calculated based on the change in value of a unit during the period. An individual unitholders’ total returns and ratios may vary from the above total returns and ratios based on the timing of additions and redemptions.

(1)

Net realized and change in unrealized gain (loss) per unit, interest income per unit, expenses per unit and offering costs per unit are calculated by dividing net realized and change in unrealized gain (loss), interest income, expenses and offering costs by the weighted average number of units outstanding during the period. Net realized gain (loss) and change in net unrealized gain (loss) is a balancing amount necessary to reconcile the change in net asset value per interest with the other per interest information.

(2)	Represents interest income less total expenses (exclusive of incentive fees). All components of the net investment loss ratio have been annualized.
(3)	Includes Series J’s proportionate share of income and expenses from WMT III Series H/J, G/J and I/J Trading Vehicle LLC.
(4)	All components of the other expenses ratio have been annualized.
(5)	Not annualized.
(6)	For the year ended December 31, 2006.
(7)	For the period December 1, 2005 to December 31, 2005.
(8)	For the period May 1, 2006 to December 31, 2006.

SECTION II

WMT III SERIES G/J TRADING VEHICLE LLC

ANNUAL REPORT

December 31, 2006

WMT III SERIES G/J TRADING VEHICLE LLC

PAGES
Reports of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Financial Condition	2

Condensed Schedules of Investments	3

Statements of Operations	4

Statements of Changes in Members’ Capital (Net Asset Value)	5

Notes to Financial Statements	6 – 11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Owner and Members of

World Monitor Trust III Series G/J Trading Vehicle LLC

We have audited the accompanying statements of financial condition, including the condensed schedules of investments, of World Monitor Trust III Series G/J Trading Vehicle LLC (the “Trust”) as of December 31, 2006 and 2005, and the related statements of operations and changes in members’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Monitor Trust III Series G/J Trading Vehicle LLC at December 31, 2006 and 2005, and the results of its operations and changes in its members’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

March 28, 2007

WMT III SERIES G/J TRADING VEHICLE LLC

STATEMENTS OF FINANCIAL CONDITION

December 31, 2006 and 2005

	2006	2005
ASSETS
Cash in commodity trading accounts	$24,478,301	$10,427,355
Net unrealized gain on open futures contracts	525,372	61,653
Net unrealized gain on open forward contracts	325,380	74,001
Interest receivable	99,446	32,357

Total assets	$25,428,499	$10,595,366

LIABILITIES
Accrued expenses	$32,134	$28,800
Commissions payable	3,576	843
Advisor fee payable	53,106	22,012

Total liabilities	88,816	51,655

MEMBERS’ CAPITAL
Member G—Class I	908,532	509,406
Member G—Class II	1,168,077	0
Member J—Class I	22,158,018	10,034,305
Member J—Class II	1,105,056	0

Total members’ capital	25,339,683	10,543,711

Total liabilities and members’ capital	$25,428,499	$10,595,366

See accompanying notes.

WMT III SERIES G/J TRADING VEHICLE LLC

CONDENSED SCHEDULES OF INVESTMENTS

December 31, 2006 and 2005

	2006		2005
Futures and Forward Contracts	Net Unrealized Gain (Loss)	Net Unrealized Gain (Loss) as a % of Net Asset Value	Net Unrealized Gain (Loss)	Net Unrealized Gain (Loss) as a % of Net Asset Value
Long futures contracts
Commodities	$11,825	0.05%	$1,605	0.01%
Interest rates	(64,318)	(0.25)%	21,025	0.20%
Metals	(16,513)	(0.07)%	54,528	0.52%
Stock indices	198,600	0.78%	26,579	0.25%
Other	8,813	0.03%	0	0.00%

Total long futures contracts	138,407	0.54%	103,737	0.98%

Short futures contracts
Energy	78,298	0.31%	0	0.00%
Commodities	3,290	0.01%	(12,463)	(0.12)%
Interest rates	347,838	1.38%	248	0.00%
Metals	12,850	0.05%	(29,869)	(0.28)%
Stock indices	(42,545)	(0.17)%	0	0.00%
Other	(12,766)	(0.05)%	0	0.00%

Total short futures contracts	386,965	1.53%	(42,084)	(0.40)%

Total futures contracts	$525,372	2.07%	$61,653	0.58%

Long forward currency contracts	$333,447	1.32%	$(71,768)	(0.68)%

Short forward currency contracts	(8,067)	(0.03)%	145,769	1.38%

Total forward currency contracts	$325,380	1.29%	$74,001	0.70%

See accompanying notes.

WMT III SERIES G/J TRADING VEHICLE LLC

STATEMENTS OF OPERATIONS

For the Year ended December 31, 2006 and

the period December 1, 2005 (commencement of operations) to December 31, 2005

	2006	2005
REVENUES
Realized	$651,531	$(434,052)
Change in unrealized	715,098	135,654
Interest income	895,448	33,425

Total revenues/(losses)	2,262,077	(264,973)

EXPENSES
Brokerage commissions	132,635	6,985
Advisor incentive fees	107,871	0
Advisor management fees	510,442	22,012
Operating expenses	57,331	28,800

Total expenses	808,279	57,797

Net Gain (Loss)	$1,453,798	$(322,770)

See accompanying notes.

WMT III SERIES G/J TRADING VEHICLE LLC

STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL (NET ASSET VALUE)

For the Year ended December 31, 2006 and

the period December 1, 2005 (commencement of operations) to December 31, 2005

	Members’ Capital
	Member G - Class I	Member G - Class II	Member J - Class I	Member J - Class II	Total
Balance at December 1, 2005 (commencement of operations)	$0	$0	$0	$0	$0

Additions	525,000	0	10,341,481	0	10,866,481

Redemptions	0	0	0	0	0

Net (loss)	(15,594)	0	(307,176)	0	(322,770)

Balance at December 31, 2005	509,406	0	10,034,305	0	10,543,711

Additions	819,634	1,157,000	11,581,883	1,096,744	14,655,261

Redemptions	(451,873)	(15,304)	(835,384)	(10,526)	(1,313,087)

Net gain	31,365	26,381	1,377,214	18,838	1,453,798

Balance at December 31, 2006	$908,532	$1,168,077	$22,158,018	$1,105,056	$25,339,683

See accompanying notes.

WMT III SERIES G/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION

A.	General Description of the Trading Vehicle

WMT III Series G/J Trading Vehicle LLC (the “Trading Vehicle”) is a limited liability company organized under the laws of Delaware on March 10, 2005 which will terminate on December 31, 2054 unless terminated sooner under the provisions of the Organization Agreement. The Trading Vehicle commenced trading operations on December 1, 2005. The Trading Vehicle was formed to engage in the speculative trading of a diversified portfolio of futures contracts, options on futures contracts and forward currency contracts. Preferred Investment Solutions Corp. (“Preferred”) is the Managing Owner of the Trading Vehicle. The Trading Vehicle currently consists of four members: World Monitor Trust III – Series G, Class I (“Member G-Class I”), World Monitor Trust III – Series G, Class II (“Member G-Class II”), World Monitor Trust III – Series J, Class I (“Member J-Class I”) and World Monitor Trust III – Series J, Class II (“Member J-Class II”) (collectively, the “Members”). Preferred is also the Managing Owner of each of the Members. Upon making the initial capital contribution, each Member received Voting Membership Interests.

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

The SEC Staff Accounting Bulletin 108 (“SAB 108”), “Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements”, which provides guidance on quantifying and evaluating the materiality of unrecorded misstatements. It is effective for the first annual period ending after November 15, 2006. Preferred as Managing Owner of the Trading Vehicle has evaluated the impact, if any, the implementation of SAB 108 may have on its financial statements. In Preferred’s opinion, no material unrecorded misstatements are in existence as of December 31, 2006 that would require a cumulative effect adjustment to the financial statements.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that the Trading Vehicle recognize in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. Preferred as Managing Owner of the Trading Vehicle has evaluated the impact of adopting FIN 48 on the Trading Vehicle’s financial statements. In Preferred’s opinion as of December 31, 2006, FIN 48 has no material impact on the Trading Vehicle, as the Trading Vehicle’s tax position is based on established tax precedence for the tax treatment of investment partnerships as flow through tax entities.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. Preferred as Managing Owner of the Trading Vehicle is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to the Trading Vehicle’s financial statements has not been determined.

B.	Income Taxes

The Trading Vehicle is treated as a partnership for Federal income tax purposes. As such, the Trading Vehicle is not required to provide for, or pay, any Federal or state income taxes. Income tax attributes that arise from its operations are passed directly to the Members. The Trading Vehicle may be subject to other state and local taxes in jurisdictions in which it operates.

WMT III SERIES G/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.	Capital Accounts

The Trading Vehicle accounts for additions, allocations of net gain (loss) and redemptions on a per member capital account basis.

The Trading Vehicle allocates profits and losses to its Members monthly on a pro rata basis based on each Member’s pro rata capital in the Trading Vehicle during the month. Distributions (other than redemptions of capital) may be made at the sole discretion of the Members on a pro rata basis in accordance with the Members’ respective capital balances. The Trading Vehicle has not and does not presently intend to make any distributions.

D.	Foreign Currency Transactions

The Trading Vehicle’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the statement of financial condition. Income and expense items denominated in currencies other than U.S. dollars are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in operations currently.

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

Additionally, the Trading Vehicle pays the Trading Advisor an incentive fee of 20% (the “Incentive Fee”) of “New High Net Trading Profits” (as defined in the Advisory Agreement). The incentive fee accrues monthly and is paid quarterly. For the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005, the Trading Advisor earned incentive fees of $107,871 and $0, respectively.

Note 4. OPERATING EXPENSES

Operating expenses of the Trading Vehicle are paid for by the Trading Vehicle.

Note 5. DEPOSITS WITH BROKER

The Trading Vehicle deposits funds with UBS Securities LLC to act as broker subject to Commodity Futures Trading Commission regulations and various exchange and broker requirements. The Trading Vehicle also deposits collateral with UBS AG for margin against over-the-counter forward and foreign exchange deals. Margin requirements are satisfied by the deposit of cash with such broker. The Trading Vehicle earns interest income on assets deposited with the broker at competitive rates

WMT III SERIES G/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 6. ADDITIONS, DISTRIBUTIONS AND REDEMPTIONS

Additional investments in the Trading Vehicle can be made monthly subject to the terms of the Organization Agreement.

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

The Managing Owner attempts to minimize both credit and market risks by requiring the Trading Vehicle and its Trading Advisor to abide by various trading limitations and policies. Preferred monitors compliance with these trading limitations and policies, which include, but are not limited to, executing and clearing all trades with creditworthy counterparties; limiting the amount of margin or premium required for any one commodity or all commodities combined; and generally limiting transactions to contracts which are traded in sufficient volume to permit the taking and liquidating of positions. Additionally, pursuant to the Advisory Agreement among the Trading Vehicle, Preferred and the Trading Advisor, the Trading Vehicle shall automatically terminate the Advisory Agreement, if the net asset value allocated to the Trading Advisor declines as of the end of any business day by at least 40% from the value at the beginning of any calendar year or since the effective date of the Advisory Agreement. The decline in net asset value is after giving effect for distributions, subscriptions and redemptions.

The Trading Vehicle’s futures commission merchant, in accepting orders for the purchase or sale of domestic futures contracts, is required by Commodity Futures Trading Commission (“CFTC”) regulations to separately account for and segregate as belonging to the Trading Vehicle all assets of the Trading Vehicle relating to domestic futures trading and is not allowed to commingle such assets with its other assets. At December 31, 2006 and 2005, such segregated assets totaled $22,129,652 and $10,705,114, respectively. Part 30.7 of the CFTC regulations also requires the Trading Vehicle’s futures commission merchant to secure assets of the Trading Vehicle related to foreign futures trading which totaled $2,497,027 and $(216,106) at December 31, 2006 and 2005, respectively. There are no segregation requirements for assets related to forward trading.

As of December 31, 2006, all open futures and forward contracts mature between January 2007 and June 2008.

WMT III SERIES G/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 8. FINANCIAL HIGHLIGHTS

The following information presents the financial highlights of the Trading Vehicle for the year end December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. This information has been derived from information presented in the financial statements

	2006	2005
Total Return(1)
Total return before incentive fee	9.40%	(2.97)%
Incentive fee	(0.55)%	0.00%

Total return after incentive fee	8.85%	(2.97)%

Ratios to average net asset value:
Expenses prior to incentive fee	3.56%	6.38	%(2)
Incentive fee (1)	0.55%	0.00%

Total expenses and incentive fee	4.11%	6.38%

Net investment gain / (loss) (3)	0.99%	-2.69	%(2)

(1)	Not annualized.
(2)	Annualized.
(3)	Represents interest income less total expenses (exclusive of incentive fee).

Total returns and ratios to average net asset value are calculated for Members’ capital taken as a whole. An individual Member’s total return and ratios may vary from the above return and ratios based on the timing of additions and redemptions. Net realized gain and change in net unrealized gain on commodity transactions is a balancing amount necessary to reconcile the change in net asset value per interest with other per interest information.

SECTION III

WMT III SERIES H/J TRADING VEHICLE LLC

ANNUAL REPORT

December 31, 2006

WMT III SERIES H/J TRADING VEHICLE LLC

PAGES

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Financial Condition	2

Condensed Schedules of Investments	3

Statements of Operations	4

Statements of Changes in Members’ Capital (Net Asset Value)	5

Notes to Financial Statements	6 –12

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Owner and Members of

World Monitor Trust III Series H/J Trading Vehicle LLC

We have audited the accompanying statements of financial condition, including the condensed schedules of investments, of World Monitor Trust III Series H/J Trading Vehicle LLC (the “Trust”) as of December 31, 2006 and 2005, and the related statements of operations and changes in members’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Monitor Trust III Series H/J Trading Vehicle LLC at December 31, 2006 and 2005, and the results of its operations and changes in its members’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

March 28, 2007

WMT III SERIES H/J TRADING VEHICLE LLC

STATEMENTS OF FINANCIAL CONDITION

December 31, 2006 and 2005

	2006	2005
ASSETS
Cash in commodity trading accounts	$28,463,857	$11,022,502
Net unrealized gain (loss) on open futures contracts	622,289	(328,519)
Interest receivable	114,572	33,259

Total assets	$29,200,718	$10,727,242

LIABILITIES
Accrued expenses	$32,141	$28,800
Commissions payable	8,336	3,294
Advisor fee payable	73,255	26,738

Total liabilities	113,732	58,832

MEMBERS’ CAPITAL (Net Asset Value)
Member H—Class I	1,140,902	515,430
Member H—Class II	444,359	0
Member J—Class I	21,153,067	10,152,980
Member J Class II	1,062,521	0
Member—Futures Strategic Trust	5,286,137	0

Total members’ capital (Net Asset Value)	29,086,986	10,668,410

Total liabilities and members’ capital	$29,200,718	$10,727,242

See accompanying notes.

WMT III SERIES H/J TRADING VEHICLE LLC

CONDENSED SCHEDULES OF INVESTMENTS

December 31, 2006 and 2005

	2006		2005
	Net Unrealized Gain(Loss)	Net Unrealized Gain(Loss) as a % of Net Asset Value	Net Unrealized Gain(Loss)	Net Unrealized Gain(Loss) as a % of Net Asset Value
Long future contracts
Commodities	$4,903	0.02%	$(14,296)	(0.13)%
Currencies	(455,693)	(1.57)%	(213,075)	(2.00)%
Energy	(18,370)	(0.06)%	0	0.00%
Interest rates	(202,599)	(0.70)%	23,738	0.22%
Metals	(76,930)	(0.26)%	13,709	0.13%
Stock indices	20,644	0.07%	10,498	0.10%

Total long future contracts	(728,045)	(2.50)%	(179,426)	(1.68%)

Short future contracts
Currencies	(2,139)	(0.01)%	112,658	1.06%
Interest rates	1,461,530	5.02%	(228,391)	(2.14)%
Metals	42,750	0.15%	(2,900)	(0.03)%
Stock indices	(151,807)	(0.52)%	(30,460)	(0.29)%

Total short future contracts	1,350,334	4.64%	(149,093)	(1.40)%

Total futures contracts	$622,289	2.14%	$(328,519)	(3.08)%

See accompanying notes.

WMT III SERIES H/J TRADING VEHICLE LLC

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006 and the

Period December 1, 2005 (commencement of operations) to December 31, 2005

	2006	2005
REVENUES
Realized	$(2,317,174)	$161,273
Change in unrealized	950,808	(328,519)
Interest income	926,433	34,330

Total revenues	(439,933)	(132,916)

EXPENSES
Brokerage commissions	81,082	9,617
Advisor incentive fee	237,915	0
Advisor management fee	638,927	26,738
Operating expenses	57,341	28,800

Total expenses	1,015,265	65,155

NET (Loss)	$(1,455,198)	$(198,071)

See accompanying notes.

WMT III SERIES H/J TRADING VEHICLE LLC

STATEMENTS OF CHANGES IN MEMBERS’ CAPITAL (NET ASSET VALUE)

For the Year Ended December 31, 2006 and the

Period December 1, 2005 (commencement of operations) to December 31, 2005

	Members’ Capital
	Member H - Class I	Member H - Class II	Member J - Class I	Member J - Class II	Futures Strategic Trust	Total
Balance at December 1, 2005 (commencement of operations)	$0	$0	$0	$0	$0	$0

Additions	525,000	0	10,341,481	0	0	10,866,481

Redemptions	0	0	0	0	0	0

Net (loss)	(9,570)	0	(188,501)	0	0	(198,071)

Balance at December 31, 2005	515,430	0	10,152,980	0	0	10,668,410

Additions	1,154,252	528,000	13,133,733	1,177,042	5,372,605	21,365,632

Redemptions	(422,422)	(9,587)	(1,009,312)	(10,526)	(40,011)	(1,491,858)

Net (loss)	(106,358)	(74,054)	(1,124,334)	(103,995)	(46,457)	(1,455,198)

Balance at December 31, 2006	$1,140,902	$444,359	$21,153,067	$1,062,521	$5,286,137	$29,086,986

See accompanying notes.

WMT III SERIES H/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION

A.	General Description of the Trading Vehicle

WMT III Series H/J Trading Vehicle LLC (the “Trading Vehicle”) is a limited liability company organized under the laws of Delaware on March 10, 2005, which will terminate on December 31, 2054 unless terminated sooner under the provisions of the Organization Agreement. The Trading Vehicle commenced trading operations on December 1, 2005. The Trading Vehicle was formed to engage in the speculative trading of a diversified portfolio of futures contracts and options on futures contracts. Preferred Investment Solutions Corp. (“Preferred”) is the Managing Owner of the Trading Vehicle. The Trading Vehicle currently consists of five members: World Monitor Trust III – Series H, Class I (“Member H-Class I”), World Monitor Trust III – Series H, Class II (“Member H-Class II”), World Monitor Trust III – Series J, Class I (“Member J-Class I”), World Monitor Trust III – Series J, Class II (“Member J-Class II”) and Futures Strategic Trust (collectively, the “Members”). Preferred is also the Managing Owner of each of the Members. Upon making the initial capital contribution, each Member received Voting Membership Interests.

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

Commodity futures transactions are reflected in the accompanying statement of financial condition on the trade date. Net unrealized gain or loss on open contracts (difference between contract trade price and market price) is reflected in the financial statements in accordance with Financial

WMT III SERIES H/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Accounting Standards Board Interpretation No. 39 – “Offsetting of Amounts Related to Certain Contracts.” The market value of futures (exchange-traded) contracts is based upon the closing quotation on the various futures exchanges on which the contract is traded. Any change in net unrealized gain or loss during the current period is reported in the statement of operations. Realized gains and losses on commodity transactions are recognized in the period in which the contracts are closed.

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

The SEC Staff Accounting Bulletin 108 (“SAB 108”), “Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements”, which provides guidance on quantifying and evaluating the materiality of unrecorded misstatements. It is effective for the first annual period ending after November 15, 2006. Preferred as Managing Owner of Trading Vehicle has evaluated the impact, if any, the implementation of SAB 108 may have on its financial statements. In Preferred’s opinion, no material unrecorded misstatements are in existence as of December 31, 2006 that would require a cumulative effect adjustment to the financial statements.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that the Trading Vehicle recognize in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings.

WMT III SERIES H/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Preferred as Managing Owner of the Trading Vehicle has evaluated the impact of adopting FIN 48 on the Trading Vehicle’s financial statements. In Preferred’s opinion as of December 31, 2006, FIN 48 has no material impact on the Trading Vehicle, as the Trading Vehicle’s tax position is based on established tax precedence for the tax treatment of investment partnerships as flow through tax entities.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. Preferred as Managing Owner of the Trading Vehicle is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to the Trading Vehicle’s financial statements has not been determined.

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

The Trading Vehicle accounts for additions, allocations of net gain (loss) and redemptions on a per member capital account basis.

The Trading Vehicle allocates profits and losses to its Members monthly on a pro rata basis based on each Member’s pro rata capital in the Trading Vehicle during the month. Distributions (other than redemptions of capital) may be made at the sole discretion of the Members on a pro rata basis in accordance with the Members’ respective capital balances. The Trading Vehicle has not and does not presently intend to make any distributions.

D.	Foreign Currency Transactions

The Trading Vehicle’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the statement of financial condition. Income and expense items denominated in currencies other than U.S. dollars are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in operations currently.

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

Additionally, the Trading Vehicle pays the Trading Advisor an incentive fee of 20% (the “Incentive Fee”) of “New High Net Trading Profits” (as defined in the Advisory Agreement). The incentive fee accrues monthly and is paid quarterly. For the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005, the Trading Advisor earned incentive fees of $237,915 and $0, respectively.

Note 4. OPERATING EXPENSES

Operating expenses of the Trading Vehicle are paid for by the Trading Vehicle.

Note 5. DEPOSITS WITH BROKER

The Trading Vehicle deposits funds with UBS Securities LLC to act as broker subject to Commodity Futures Trading Commission regulations and various exchange and broker requirements. Margin requirements are satisfied by the deposit of cash with such broker. The Trading Vehicle earns interest income on assets deposited with the broker at competitive rates.

Note 6. ADDITIONS, DISTRIBUTIONS AND REDEMPTIONS

Additional investments in the Trading Vehicle can be made monthly subject to the terms of the Organization Agreement.

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

The Managing Owner attempts to minimize both credit and market risks by requiring the Trading Vehicle and its Trading Advisor to abide by various trading limitations and policies. Preferred monitors compliance with these trading limitations and policies, which include, but are not limited to, executing and clearing all trades with creditworthy counterparties; limiting the amount of margin or premium required for any one commodity or all commodities combined; and generally limiting transactions to contracts which are traded in sufficient volume to permit the taking and liquidating of positions. Additionally, pursuant to the Advisory Agreement among the Trading Vehicle, Preferred and the Trading Advisor, the Trading Vehicle shall automatically terminate the Advisory Agreement, if the net asset value allocated to the Trading Advisor declines as of the end of any business day by at least 40% from the value at the beginning of any calendar year or since the effective date of the Advisory Agreement. The decline in net asset value is after giving effect for distributions, subscriptions and redemptions.

The Trading Vehicle’s futures commission merchant, in accepting orders for the purchase or sale of domestic futures contracts, is required by Commodity Futures Trading Commission (“CFTC”) regulations to separately account for and segregate as belonging to the Trading Vehicle all assets of the Trading Vehicle relating to domestic futures trading and is not allowed to commingle such assets with its other assets. At December 31, 2006 and 2005, such segregated assets totaled $23,649,869 and $10,857,532, respectively. Part 30.7 of the CFTC regulations also requires the Trading Vehicle’s futures commission merchant to secure assets of the Trading Vehicle related to foreign futures trading which totaled $136,650 and $(163,549) at December 31, 2006 and 2005, respectively.

As of December 31, 2006, all open futures contracts mature between January 2007 and December 2007.

WMT III SERIES H/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 8. FINANCIAL HIGHLIGHTS

The following information presents the financial highlights of the Trading Vehicle for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. This information has been derived from information presented in the financial statements.

	2006	2005
Total Return (1)
Total return before incentive fee	(1.41)%	(1.82)%
Incentive fee	(1.16)%	0.00%

Total return after incentive fee	(2.58)%	(1.82)%

Ratios to average net asset value:
Expenses prior to incentive fee	3.80%	7.20	%(2)
Incentive fee (1)	1.17%	0.00%

Total expenses and incentive fee	4.97%	7.20%

Net investment gain (loss) (3)	0.73%	(3.40)	%(2)

(1)	not annualized.
(2)	annualized.
(3)	Represents interest income less total expenses (exclusive of incentive fee).

Total returns and ratios to average net asset value are calculated for Members’ capital taken as a whole. An individual Member’s total return and ratios may vary from the above return and ratios based on the timing of additions and redemptions. Net realized gain and change in net unrealized gain on commodity transactions is a balancing amount necessary to reconcile the change in net asset value per interest with other per interest information.

SECTION IV

WMT III SERIES I/J TRADING VEHICLE LLC

ANNUAL REPORT

December 31, 2006

WMT III SERIES I/J TRADING VEHICLE LLC

PAGES
Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statements of Financial Condition	2

Condensed Schedules of Investments	3

Statements of Operations	4

Statements of Changes in Members’ Capital (Net Asset Value)	5

Notes to Financial Statements	6 –11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Owner and Members of

World Monitor Trust III Series I/J Trading Vehicle LLC

We have audited the accompanying statements of financial condition, including the condensed schedules of investments, of World Monitor Trust III Series I/J Trading Vehicle LLC (the “Trust”) as of December 31, 2006 and 2005, and the related statements of operations and changes in members’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Monitor Trust III Series I/J Trading Vehicle LLC at December 31, 2006 and 2005, and the results of its operations and changes in its members’ capital for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005 in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

March 28, 2007

WMT III SERIES I/J TRADING VEHICLE LLC

STATEMENT OF FINANCIAL CONDITION

December 31, 2006 and 2005

	2006	2005
ASSETS
Cash in commodity trading accounts	$22,775,701	$10,651,193
Net unrealized gain (loss) on open futures contracts	1,593,108	(98,436)
Interest receivable	88,932	33,290

Total assets	$24,457,741	$10,586,047

LIABILITIES
Accrued expenses	$31,981	$28,800
Commissions payable	4,045	2,098
Advisor incentive fee payable	129,513	0
Advisor management fee payable	40,845	17,592

Total liabilities	206,384	48,490

MEMBERS’ CAPITAL
Member I - Class I	261,165	509,108
Member J - Class I	22,894,320	10,028,449
Member J - Class II	1,095,872	0

Total members’ capital (Net Asset Value)	24,251,357	10,537,557

Total liabilities and members’ capital	$24,457,741	$10,586,047

See accompanying notes.

WMT III SERIES I/J TRADING VEHICLE LLC

CONDENSED SCHEDULES OF INVESTMENTS

December 31, 2006 and 2005

	2006		2005
	Net Unrealized Gain (Loss)	Net Unrealized Gain (Loss) as a % of Net Asset Value	Net Unrealized Gain (Loss)	Net Unrealized Gain (Loss) as a % of Net Asset Value
Long futures contracts:
Commodities	$0	0.00%	$(42,900)	(0.41)%
Currencies	(361,213)	(1.49)%	(48,760)	(0.46)%
Interest rates	0	0.00%	(29,562)	(0.28)%
Metals	97,782	0.40%	69,290	0.66%
Stock indices	582,995	2.41%	(46,504)	(0.44)%

Total long future contracts	319,564	1.32%	(98,436)	(0.93)%

Short futures contracts:
Currencies	335,930	1.38%	0	0.00%
Energy	310,563	1.28%	0	0.00%
Interest rates	926,304	3.82%	0	0.00%
Metals	(299,253)	(1.23)%	0	0.00%

Total short future contracts	1,273,544	5.25%	0	0.00%

Total futures contracts	$1,593,108	6.57%	$(98,436)	(0.93)%

See accompanying notes.

WMT III SERIES I/J TRADING VEHICLE LLC

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2006 and the Period December 1, 2005 (commencement of operations)

to December 31, 2005

	2006	2005
REVENUES
Realized	$414,806	$(206,454)
Change in unrealized	1,691,544	(98,436)
Interest income	842,504	34,356

Total revenues/(loss)	2,948,854	(270,534)

EXPENSES
Brokerage commissions	167,270	11,998
Advisor incentive fee	267,294	0
Advisor management fee	394,633	17,592
Operating expenses	57,482	28,800

Total expenses	886,679	58,390

Net Gain / (Loss)	$2,062,175	$(328,924)

See accompanying notes.

WMT III SERIES I/J TRADING VEHICLE LLC

STATEMENT OF CHANGES IN MEMBERS’ CAPITAL (NET ASSET VALUE)

For the Year Ended December 31, 2006 and

the Period December 1, 2005 (commencement of operations) to December 31, 2005

	Members’ Capital
	Member I Class I	Member J Class I	Member J Class II	Total
Balance at December 1, 2005 (commencement of operations)	$0	$0	$0	$0
Additions	525,000	10,341,481	0	10,866,481
Redemptions	0	0	0	0
Net (loss)	(15,892)	(313,032)	0	(328,924)

Balance at December 31, 2005	509,108	10,028,449	0	10,537,557
Additions	209,705	13,009,055	1,098,424	14,317,184
Redemptions	(475,143)	(2,134,871)	(55,545)	(2,665,559)
Net gain	17,495	1,991,687	52,993	2,062,175

Balance at December 31, 2006	$261,165	$22,894,320	$1,095,872	$24,251,357

See accompanying notes.

WMT III SERIES I/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS

Note 1. ORGANIZATION

A.	General Description of the Trading Vehicle

WMT III Series I/J Trading Vehicle LLC (the “Trading Vehicle”) is a limited liability company organized under the laws of Delaware on March 10, 2005, which will terminate on December 31, 2054 unless terminated sooner under the provisions of the Organization Agreement. The Trading Vehicle commenced trading operations on December 1, 2005. The Trading Vehicle was formed to engage in the speculative trading of a diversified portfolio of futures contracts and options on futures contracts. Preferred Investment Solutions Corp. (“Preferred”) is the Managing Owner of the Trading Vehicle. The Trading Vehicle currently consists of three members: World Monitor Trust III – Series I, Class I (“Member I”), World Monitor Trust III – Series J, Class I (“Member J-Class I”) and World Monitor Trust III – Series J, Class II (“Member J-Class II) (collectively, the “Members”). Preferred is also the Managing Owner of each of the Members. Upon making the initial capital contribution, each Member received Voting Membership Interests.

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

The SEC Staff Accounting Bulletin 108 (“SAB 108”), “Considering the Effects of Prior Year Misstatements When Quantifying Misstatements in Current Year Financial Statements”, which provides guidance on quantifying and evaluating the materiality of unrecorded misstatements. It is effective for the first annual period ending after November 15, 2006. Preferred as Managing Owner of the Trading Vehicle has evaluated the impact, if any, the implementation of SAB 108 may have on its financial statements. In Preferred’s opinion, no material unrecorded misstatements are in existence as of December 31, 2006 that would require a cumulative effect adjustment to the financial statements.

In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions. FIN 48 requires that the Trading Vehicle recognize in its financial statements the impact of a tax position if that position is more likely than not of being sustained on audit, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006, with the cumulative effect of the change in accounting principle recorded as an adjustment to opening retained earnings. Preferred as Managing Owner of the Trading Vehicle has evaluated the impact of adopting FIN 48 on the Trading Vehicle’s financial statements. In Preferred’s opinion as of December 31, 2006, FIN 48 has no material impact on the Trading Vehicle, as the Trading Vehicle’s tax position is based on established tax precedence for the tax treatment of investment partnerships as flow through tax entities.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The provisions of SFAS No. 157 are effective for fiscal years beginning after November 15, 2007. Preferred as Managing Owner of the Trading Vehicle is currently evaluating the impact of adopting SFAS No. 157 on its financial statements. At this time, the impact to the Trading Vehicle’s financial statements has not been determined.

B.	Income Taxes

The Trading Vehicle is treated as a partnership for Federal income tax purposes. As such, the Trading Vehicle is not required to provide for, or pay, any Federal or state income taxes. Income tax attributes that arise from its operations are passed directly to the Members. The Trading Vehicle may be subject to other state and local taxes in jurisdictions in which it operates.

WMT III SERIES I/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C.	Capital Accounts

The Trading Vehicle accounts for additions, allocations of net gain (loss) and redemptions on a per member capital account basis.

The Trading Vehicle allocates profits and losses to its Members monthly on a pro rata basis based on each Member’s pro rata capital in the Trading Vehicle during the month. Distributions (other than redemptions of capital) may be made at the sole discretion of the Members on a pro rata basis in accordance with the Members’ respective capital balances. The Trading Vehicle has not and does not presently intend to make any distributions.

D.	Foreign Currency Transactions

The Trading Vehicle’s functional currency is the U.S. dollar; however, it transacts business in currencies other than the U.S. dollar. Assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars at the rates in effect at the date of the statement of financial condition. Income and expense items denominated in currencies other than U.S. dollars are translated into U.S. dollars at the rates in effect during the period. Gains and losses resulting from the translation to U.S. dollars are reported in operations currently.

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

Additionally, the Trading Vehicle pays the Trading Advisor an incentive fee of 20% (the “Incentive Fee”) of “New High Net Trading Profits” (as defined in the Advisory Agreement). The incentive fee accrues monthly and is paid quarterly. The Trading Advisor earned incentive fees of $267,294 and $0 for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005, respectively.

Note 4. OPERATING EXPENSES

Operating expenses of the Trading Vehicle are paid for by the Trading Vehicle.

Note 5. DEPOSITS WITH BROKER

The Trading Vehicle deposits funds with UBS Securities LLC to act as broker subject to Commodity Futures Trading Commission regulations and various exchange and broker requirements. Margin requirements are satisfied by the deposit of cash with such broker. The Trading Vehicle earns interest income on assets deposited with the broker at competitive rates.

WMT III SERIES I/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 6. ADDITIONS, DISTRIBUTIONS AND REDEMPTIONS

Additional investments in the Trading Vehicle can be made monthly subject to the terms of the Organization Agreement

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

There can be no assurance that any counterparty, clearing member or clearinghouse will meet it’s obligations the Trading Vehicle.

The Managing Owner attempts to minimize both credit and market risks by requiring the Trading Vehicle and its Trading Advisor to abide by various trading limitations and policies. Preferred monitors compliance with these trading limitations and policies, which include, but are not limited to, executing and clearing all trades with creditworthy counterparties; limiting the amount of margin or premium required for any one commodity or all commodities combined; and generally limiting transactions to contracts which are traded in sufficient volume to permit the taking and liquidating of positions. Additionally, pursuant to the Advisory Agreement among the Trading Vehicle, Preferred and the Trading Advisor, the Trading Vehicle shall automatically terminate the Advisory Agreement, if the net asset value allocated to the Trading Advisor declines as of the end of any business day by at least 40% from the value at the beginning of any calendar year or since the effective date of the Advisory Agreement. The decline in net asset value is after giving effect for distributions, subscriptions and redemptions.

The Trading Vehicle’s futures commission merchant, in accepting orders for the purchase or sale of domestic futures contracts, is required by Commodity Futures Trading Commission (“CFTC”) regulations to separately account for and segregate as belonging to the Trading Vehicle all assets of the Trading Vehicle relating to domestic futures trading and is not allowed to commingle such assets with its other assets. At December 31, 2006 and 2005, such segregated assets totaled $19,166,403 and $10,679,510, respectively. Part 30.7 of the CFTC regulations also requires the Trading Vehicle’s futures commission merchant to secure assets of the Trading Vehicle related to foreign futures trading which totaled $1,732,473 and $(126,753) at December 31, 2006 and 2005, respectively.

As of December 31, 2006, all open futures contracts mature between January and March 2007.

WMT III SERIES I/J TRADING VEHICLE LLC

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Note 8. FINANCIAL HIGHLIGHTS

The following information presents the financial highlights of the Trading Vehicle for the year ended December 31, 2006 and the period December 1, 2005 (commencement of operations) to December 31, 2005. This information has been derived from information presented in the financial statements.

	2006	2005
Total Return (1)
Total return before incentive fee	9.49%	(3.03)%
Incentive fee	(1.41)%	0.00%

Total return after incentive fee	8.08%	(3.03)%

Ratios to average net asset value:
Expenses prior to incentive fee	3.27%	6.45	% (2)
Incentive fee (1)	1.41%	0.00%

Total expenses and incentive fee	4.68%	6.45%

Net investment gain (loss) (3)	1.18%	(2.65	)% (2)

Total returns and ratios to average net asset value are calculated for Members’ capital taken as a whole. An individual Member’s total return and ratios may vary from the above return and ratios based on the timing of additions and redemptions. Net realized gain and change in net unrealized gain on commodity transactions is a balancing amount necessary to reconcile the change in net asset value per interest with other per interest information.

(1)	Not annualized.
(2)	Annualized.
(3)	Represents interest income less total expenses (exclusive of incentive fee).